EXHIBIT 10.1


                              SECOND AMENDMENT TO
                                CREDIT AGREEMENT


         THIS SECOND AMENDMENT TO CREDIT AGREEMENT (this "Amendment") is entered into as of April 12, 2005 among PACKAGING DYNAMICS OPERATING COMPANY, a Delaware corporation (the "Borrower"), PACKAGING DYNAMICS CORPORATION, a Delaware corporation (the "Parent"), each of the Domestic Subsidiaries of the Borrower (together with the Parent, the "Guarantors"; the Guarantors, together with the Borrower, the "Credit Parties"), the Lenders party hereto (the "Lenders") and BANK OF AMERICA, N.A., a national banking association, as Administrative Agent (the "Administrative Agent") for the Lenders. Capitalized terms used herein and not otherwise defined herein shall have the respective meanings given to them in the Credit Agreement hereinafter defined.


                                    RECITALS
                                    --------

         WHEREAS, the Borrower, the Guarantors, the lenders from time to time parties thereto (the "Lenders") and the Administrative Agent are parties to that certain Amended and Restated Credit Agreement dated as of September 29, 2003 (as previously amended or modified, the "Credit Agreement");

         WHEREAS, the Credit Parties have requested that the Lenders consent to a decrease in the Applicable Percentage; and

         WHEREAS, the Lenders have agreed to amend the Applicable Percentage subject to the terms and conditions set forth herein.

         NOW, THEREFORE, in consideration of the premises and the mutual covenants contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:


                                   ARTICLE I
                         AMENDMENT TO CREDIT AGREEMENT

         1.1 Definition of Applicable Percentage. The pricing grid in the definition of "Applicable Percentage" set forth in Section 1.1 of the Credit Agreement is hereby amended and replaced in its entirety by the following pricing grid:

======================================================================================================================
|       |            |                                Applicable Percentage                                          |
|       |            |------------------------------------------------------------------------------------------------
|       |            |   Eurodollar Rate Loans   |       Base Rate Loans    |            |              |            |
|       |            |---------------------------|--------------------------|            |              |            |
|       |            |  Revolving  |             |  Revolving  |            |            |              |            |
|Pricing|  Leverage  |  Loans and  |  Tranche B  |  Loans and  |  Tranche B |  Standby   |  Commercial  |            |
| Level |    Ratio   |  Tranche A  |   Term      |  Tranche A  |    Term    | Letter of  |  Letter of   | Commitment |
|       |            |  Term Loans |   Loans     |  Term Loans |    Loans   | Credit Fee |  Credit Fee  |     Fee    |
|-------|------------|-------------|-------------|-------------|------------|------------|--------------|------------|
|       |            |             |             |             |            |            |              |            |
|       |  <  2.0 to |             |             |             |            |            |              |            |
|       |  -         |             |             |             |            |            |              |            |
|   I   |     1.0    |    1.50%    |     2.25%   |    0.50%    |    1.25%   |     1.50%  |      0.75%   |   0.250%   |
|-------|------------|-------------|-------------|-------------|------------|------------|--------------|------------|
|       |            |             |             |             |            |            |              |            |
|       | <  2.75 to |             |             |             |            |            |              |            |
|       | -          |             |             |             |            |            |              |            |
|  II   |   1.0 but  |    1.75%    |     2.25%   |    0.75%    |    1.25%   |     1.75%  |     0.875%   |   0.300%   |
|       |  > 2.0 to  |             |             |             |            |            |              |            |
|       |     1.0    |             |             |             |            |            |              |            |
|-------|------------|-------------|-------------|-------------|------------|------------|--------------|------------|
|       |            |             |             |             |            |            |              |            |
|  III  | <  3.50 to |    2.00%    |     2.25%   |    1.00%    |    1.25%   |     2.00%  |      1.00%   |   0.375%   |
|       | -          |             |             |             |            |            |              |            |
|       |   1.0 but  |             |             |             |            |            |              |            |
|       |  > 2.75 to |             |             |             |            |            |              |            |
|       |     1.0    |             |             |             |            |            |              |            |
|-------|------------|-------------|-------------|-------------|------------|------------|--------------|------------|
|       |            |             |             |             |            |            |              |            |
|  IV   |  > 3.50 to |    2.25%    |     2.25%   |    1.25%    |    1.25%   |     2.25%  |     1.125%   |   0.500%   |
|       |     1.0    |             |             |             |            |            |              |            |
=====================================================================================================================

                                   ARTICLE II
                          CONDITIONS TO EFFECTIVENESS

         2.1 Closing Conditions. This Amendment shall become effective as of the date hereof upon satisfaction of the following conditions (the "Second Amendment Effective Date"):

                  (a) Executed Amendment. Receipt by the Administrative Agent of a copy of this Amendment duly executed by each of the Credit Parties and the Lenders.

                  (b) Conditions to New Extensions of Credit. Each of the conditions set forth in Section 5.2 of the Credit Agreement shall have been satisfied as of the date hereof.


                                  ARTICLE III
                                 MISCELLANEOUS

         3.1 Amended Terms. All references to the Credit Agreement in each of the Credit Documents shall hereafter mean the Credit Agreement as amended by this Amendment. Except as specifically amended hereby or otherwise agreed, the Credit Agreement is hereby ratified and confirmed and shall remain in full force and effect according to its terms.

         3.2 Representations and Warranties of Credit Parties. Each of the Credit Parties represents and warrants as of the date hereof as follows:

                  (a) It has been authorized by all necessary organizational action to execute, deliver and perform this Amendment.

                  (b) This Amendment has been duly executed and delivered by such Person and constitutes such Person's legal, valid and binding obligations, enforceable in accordance with its terms, except as such enforceability may be subject to (i) bankruptcy, insolvency, reorganization, fraudulent conveyance or transfer, moratorium or similar laws affecting creditors' rights generally and (ii) general principles of equity (regardless of whether such enforceability is considered in a proceeding at law or in equity).

                  (c) Except for consents, approvals and authorizations and orders, filings, registrations and qualifications (i) which have been obtained or made and (ii) the failure of which to obtain or make would not reasonably be excepted to have a Material Adverse Effect, no consent, approval, authorization or order of, or filing, registration or qualification with, any court or governmental authority or third party is required in connection with the execution, delivery or performance by such Person of this Amendment.

                  (d) The representations and warranties set forth in Section 6 of the Credit Agreement are true and correct in all material respects as of the date hereof (except for those which expressly relate to an earlier date).

         3.3 Acknowledgment of Guarantors. The Guarantors acknowledge and consent to all of the terms and conditions of this Amendment and agree that this Amendment and all documents executed in connection herewith do not operate to reduce or discharge the Guarantors' obligations under the Credit Documents.

         3.4 Credit Document. This Amendment shall constitute a Credit Document under the terms of the Credit Agreement.

         3.5 Entirety. This Amendment and the other Credit Documents embody the entire agreement between the parties hereto and supersede all prior agreements and understandings, oral or written, if any, relating to the subject matter hereof.

         3.6 Counterparts; Telecopy. This Amendment may be executed in any number of counterparts, each of which when so executed and delivered shall be an original, but all of which shall constitute one and the same instrument. Delivery of an executed counterpart to this Amendment by telecopy shall be effective as an original and shall constitute a representation that an original will be delivered.

         3.7 GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO CONFLICT OF LAWS PRINCIPLES THEREOF (OTHER THAN SECTIONS 5-1401 AND 5-1402 OF THE NEW YORK GENERAL OBLIGATIONS LAW); PROVIDED THAT THE ADMINISTRATIVE AGENT AND EACH LENDER SHALL RETAIN ALL RIGHTS ARISING UNDER FEDERAL LAW.

         3.8 Consent to Jurisdiction; Service of Process; Waiver of Jury Trial. The consent to jurisdiction, service of process and waiver of jury trial provisions set forth in Sections 11.17(b) and 11.18 of the Credit Agreement are hereby incorporated by reference, mutatis mutandis.

         3.9 Fees and Expenses. The Credit Parties agree to pay the Administrative Agent for the costs and expenses incurred by the Administrative Agent in connection with the preparation, negotiation, execution and delivery of this Amendment, including, without limitation, the reasonable legal fees and expenses of Moore & Van Allen PLLC.

                      PACKAGING DYNAMICS OPERATING COMPANY
                      SECOND AMENDMENT TO CREDIT AGREEMENT




         IN WITNESS WHEREOF the Borrower, the Guarantors and the Lenders have caused this Amendment to be duly executed on the date first above written.


BORROWER:                           PACKAGING DYNAMICS OPERATING COMPANY,
--------                            a Delaware corporation


                                    By: /s/ Patrick T. Chambliss
                                        ---------------------------------------
                                    Name:  Patrick T. Chambliss
                                    Title: VP & CFO


GUARANTORS:                         PACKAGING DYNAMICS CORPORATION,
----------                          a Delaware corporation


                                    By: /s/ Patrick T. Chambliss
                                       ----------------------------------------
                                    Name:  Patrick T. Chambliss
                                    Title: VP & CFO


                                    BAGCRAFT PACKAGING, L.L.C.
                                    (f/k/a Bagcraft Acquisition, L.L.C.),
                                    a Delaware limited liability company


                                    By: /s/ Patrick T. Chambliss
                                       ----------------------------------------
                                    Name:  Patrick T. Chambliss
                                    Title: VP & CFO


                                    INTERNATIONAL CONVERTER, INC.,
                                    a Delaware corporation


                                    By: /s/ Patrick T. Chambliss
                                       ----------------------------------------
                                    Name:  Patrick T. Chambliss
                                    Title: VP & CFO

                      PACKAGING DYNAMICS OPERATING COMPANY
                      SECOND AMENDMENT TO CREDIT AGREEMENT





                                    IPMC ACQUISITION, L.L.C.,
                                    a Delaware limited liability company


                                    By: /s/ Patrick T. Chambliss
                                       ----------------------------------------
                                    Name:  Patrick T. Chambliss
                                    Title: VP & CFO


                                    WOLF PACKAGING, INC.,
                                    an Iowa corporation


                                    By: /s/ Patrick T. Chambliss
                                       ----------------------------------------
                                    Name:  Patrick T. Chambliss
                                    Title: VP & CFO


                                    IUKA INCORPORATED,
                                    a Delaware corporation


                                    By: /s/ Patrick T. Chambliss
                                       ----------------------------------------
                                    Name:  Patrick T. Chambliss
                                    Title: VP & CFO

                      PACKAGING DYNAMICS OPERATING COMPANY
                      SECOND AMENDMENT TO CREDIT AGREEMENT






ADMINISTRATIVE AGENT:               BANK OF AMERICA, N.A.,
--------------------                as Administrative Agent for the Lenders


                                    By: /s/ Mollie S. Canup
                                       ----------------------------------------
                                    Name:  Mollie S. Canup
                                    Title: Vice President

                      PACKAGING DYNAMICS OPERATING COMPANY
                      SECOND AMENDMENT TO CREDIT AGREEMENT





LENDERS:                            BANK OF AMERICA, N.A.,
-------                             as a Lender and as L/C Issuer


                                    By: /s/ Charles R. Dickerson
                                       ----------------------------------------
                                    Name:  Charles R. Dickerson
                                    Title: Managing Director

                      PACKAGING DYNAMICS OPERATING COMPANY
                      SECOND AMENDMENT TO CREDIT AGREEMENT





                                    Bank of Scotland,
                                    as a Lender


                                    By: /s/ Karen Weich
                                        --------------------------------------
                                    Name:  Karen Weich
                                    Title: Assistant Vice President

                      PACKAGING DYNAMICS OPERATING COMPANY
                      SECOND AMENDMENT TO CREDIT AGREEMENT





                                    Denali Capital LLC, managing member of DC
                                    Funding Partners LLC, portfolio manager
                                    for DENALI CAPITAL CLO I, LTD., or an
                                    affiliate, as a Lender


                                    By: /s/ John P. Thacker
                                        --------------------------------------
                                    Name:  John P. Thacker
                                    Title: Chief Credit Officer

                      PACKAGING DYNAMICS OPERATING COMPANY
                      SECOND AMENDMENT TO CREDIT AGREEMENT





                                    Denali Capital LLC, managing member
                                    of DC Funding Partners LLC,
                                    portfolio manager for DENALI
                                    CAPITAL CLO II, LTD., or an
                                    affiliate, as a Lender


                                    By: /s/ John P. Thacker
                                        --------------------------------------
                                    Name:  John P. Thacker
                                    Title: Chief Credit Officer

                      PACKAGING DYNAMICS OPERATING COMPANY
                      SECOND AMENDMENT TO CREDIT AGREEMENT





                                    Denali Capital LLC, managing member
                                    of DC Funding Partners LLC,
                                    portfolio manager for DENALI
                                    CAPITAL CLO III, LTD., or an
                                    affiliate, as a Lender



                                    By: /s/ John P. Thacker
                                        --------------------------------------
                                    Name:  John P. Thacker
                                    Title: Chief Credit Officer

                      PACKAGING DYNAMICS OPERATING COMPANY
                      SECOND AMENDMENT TO CREDIT AGREEMENT





                                    Denali Capital LLC, managing member
                                    of DC Funding Partners LLC,
                                    portfolio manager for DENALI
                                    CAPITAL CLO IV, LTD., or an
                                    affiliate, as a Lender


                                    By: /s/ John P. Thacker
                                        --------------------------------------
                                    Name:  John P. Thacker
                                    Title: Chief Credit Officer

                      PACKAGING DYNAMICS OPERATING COMPANY
                      SECOND AMENDMENT TO CREDIT AGREEMENT





                                    Fifth Third Bank,
                                    as a Lender


                                    By: /s/ Clif Gill
                                        --------------------------------------
                                    Name:  Clif Gill
                                    Title: Vice President

                      PACKAGING DYNAMICS OPERATING COMPANY
                      SECOND AMENDMENT TO CREDIT AGREEMENT




                                    LaSalle Bank N.A.,
                                    as a Lender


                                    By: /s/ David Knapp
                                        --------------------------------------
                                    Name:  David Knapp
                                    Title: Senior Vice President

                      PACKAGING DYNAMICS OPERATING COMPANY
                      SECOND AMENDMENT TO CREDIT AGREEMENT





                                    National City Bank,
                                    as a Lender


                                    By: /s/ Stephanie Pass
                                        --------------------------------------
                                    Name:  Stephanie Pass
                                    Title: Senior Vice President

                      PACKAGING DYNAMICS OPERATING COMPANY
                      SECOND AMENDMENT TO CREDIT AGREEMENT





                                    The Northern Trust Company,
                                    as a Lender


                                    By: /s/ Mark E. Taylor
                                        -------------------------------------
                                    Name:  Mark E. Taylor
                                    Title: Vice President

                      PACKAGING DYNAMICS OPERATING COMPANY
                      SECOND AMENDMENT TO CREDIT AGREEMENT




                                         ________________________________,
                                         as a Lender

                                         By: _____________________________
                                         Name: ___________________________
                                         Title: __________________________



OAK HILL SECURITIES FUND, L.P.           OAK HILL SECURITIES FUND II, L.P.


By: Oak Hill Securities GenPar, L.P.,    By: Oak Hill Securities GenPar II, L.P.
its General Partner                      its General Partner

By: Oak Hill Securities MGP, Inc.,       By: Oak Hill Securities MGP II, Inc.,
its General Partner                      its General Partner

By:  /s/ Scott D. Krase                  By: /s/ Scott D. Krase
    --------------------------------         --------------------------------
Name:  Scott D. Krase                    Name:  Scott D. Krase
Title: Vice President                    Title: Vice President


OAK HILL CAPITAL PARTNERS I,             OAK HILL CREDIT PARTNERS II,
LIMITED                                  LIMITED


By: Oak Hill CLO Management I LLC        By: Oak Hill CLO Management II, LLC
As Investment Manager                    As Investment Manager

By:  /s/ Scott D. Krase                  By: /s/ Scott D. Krase
    --------------------------------         --------------------------------
Name:  Scott D. Krase                    Name:  Scott D. Krase
Title: Authorized Person                 Title: Authorized Person


OAK HILL CREDIT PARTNERS III,
LIMITED

By: Oak Hill CLO Management III, LLC
As Investment Manager

By:  /s/ Scott D. Krase
    --------------------------------
Name:  Scott D. Krase
Title: Authorized Person

                      PACKAGING DYNAMICS OPERATING COMPANY
                      SECOND AMENDMENT TO CREDIT AGREEMENT






                                         VAN KAMPEN SENIOR INCOME TRUST
                                         By:  Van Kampen Asset Management


                                         By: /s/ Christina Jamieson
                                             -------------------------------
                                         Name:  Christina Jamieson
                                         Title: Executive Director

                      PACKAGING DYNAMICS OPERATING COMPANY
                      SECOND AMENDMENT TO CREDIT AGREEMENT





                                         VAN KAMPEN SENIOR LOAN FUND
                                         By:  Van Kampen Asset Management


                                         By: /s/ Darvin Pierce
                                             -------------------------------
                                         Name:  Darvin Pierce
                                         Title: Executive Director

                      PACKAGING DYNAMICS OPERATING COMPANY
                      SECOND AMENDMENT TO CREDIT AGREEMENT




                                         Wells Fargo Bank N.A.,
                                         as a Lender


                                         By: /s/ Paul A. O'Mara
                                             -------------------------------
                                         Name:  Paul A. O'Mara
                                         Title: Senior Vice President